U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 29, 1998



                              FTI CONSULTING, INC.
             (Exact name of registrant as specified in its charter)

           Maryland                      0000887936              52-1261113
(State of other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                 2021 Research Drive, Annapolis, Maryland 21401
          (Address of principal executive offices, including Zip Code)

                                 (410) 224-8770
              (Registrant's telephone number, including area code)


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                              FTI CONSULTING, INC.

ITEM 5. Other Events.

     On December 29, 1998, FTI Consulting, Inc. (the "Company") announced the appointment of Stewart J. Kahn to the position of President. Jack B. Dunn, IV, remains as Chairman and Chief Executive Officer of the Company. Additionally, Gary Sindler, has resigned as Executive Vice President, Chief Financial Officer and Secretary effective January 31, 1998.

     (c)  Exhibits

               99.1      Press release issued on December 29, 1998.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   FTI CONSULTING, INC.
                                   (Registrant)

                                   By: /s/ Gary Sindler
                                      ------------------------------------------
                                      Gary Sindler
                                      Executive Vice President and Chief
                                      Financial Officer, Secretary and Treasurer

DATED: January 8, 1999


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                                INDEX TO EXHIBITS

EXHIBIT
  NO.                                      EXHIBIT

          99.1      Press release issued on December 29, 1998.